Exhibit 24
                             VALLEY NATIONAL BANCORP
                                POWER OF ATTORNEY
                                    FORM S-4

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gerald H. Lipkin, his attorney-in-fact, with power of substitution, for him in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of Valley National Bancorp (SEC File No. 333-59127) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.


                   Signature                                                 Title                                  Date


GERALD H. LIPKIN                                        Chairman, President and Chief Executive                July 14, 1998
--------------------------------------------------------       Officer and Director
Gerald H. Lipkin

PETER SOUTHWAY                                          Vice Chairman (Principal Financial Officer)            July 14, 1998
--------------------------------------------------------              and Director
Peter Southway

ALAN D. ESKOW                                           Corporate Secretary and Senior Vice President          July 14, 1998
--------------------------------------------------------       (Principal Accounting Officer)
Alan D. Eskow

                                                                           Director                            July 14, 1998
--------------------------------------------------------
Andrew B. Abramson

PAMELA BRONANDER                                                           Director                            July 14, 1998
--------------------------------------------------------
Pamela Bronander

JOSEPH COCCIA, JR.                                                         Director                            July 14, 1998
--------------------------------------------------------
Joseph Coccia, Jr.

AUSTIN C. DRUKKER                                                          Director                            July 14, 1998
--------------------------------------------------------
Austin C. Drukker

WILLARD L. HEDDEN                                                          Director                            July 14, 1998
--------------------------------------------------------
Willard L. Hedden

                                                                           Director                            July 14, 1998
--------------------------------------------------------
Graham O. Jones

WALTER H. JONES, III                                                       Director                            July 14, 1998
--------------------------------------------------------
Walter H. Jones, III

GERALD KORDE                                                               Director                            July 14, 1998
--------------------------------------------------------
Gerald Korde

JOLEEN J. MARTIN                                                           Director                            July 14, 1998
--------------------------------------------------------
Joleen J. Martin

ROBERT E. McENTEE                                                          Director                            July 14, 1998
--------------------------------------------------------
Robert E. McEntee

WILLIAM H. McNEAR                                                          Director                            July 14, 1998
--------------------------------------------------------
William H. McNear

SAM P. PINYUH                                                              Director                            July 14, 1998
--------------------------------------------------------
Sam P. Pinyuh

ROBERT RACHESKY                                                            Director                            July 14, 1998
--------------------------------------------------------
Robert Rachesky

BARNETT RUKIN                                                              Director                            July 14, 1998
--------------------------------------------------------
Barnett Rukin

                                                                           Director                            July 14, 1998
--------------------------------------------------------
Richard F. Tice

LEONARD J. VORCHEIMER                                                      Director                            July 14, 1998
--------------------------------------------------------
Leonard J. Vorcheimer

JOSEPH L. VOZZA                                                            Director                            July 14, 1998
--------------------------------------------------------
Joseph L. Vozza


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